Exhibit 32.1
Certification Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
     In connection with the Annual Report of Imation Corp. (the “Company”) on Form 10-K for the period ended December 31, 2008, as filed with the Securities and Exchange Commission (the “Report”), I, Frank P. Russomanno, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
February 27, 2009

/s/ FRANK P. RUSSOMANNO
Frank P. Russomanno,
President and Chief Executive Officer

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